PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
NOTE 6 – PROPERTY, PLANT AND EQUIPMENT, NET
The following table shows the component of property, plant and equipment, net (in thousands):

	Estimated Useful Lives (in Years)	December 31, 2023	December 31, 2022
Rental tools and equipment	5-10	188,949	160,973
Buildings and improvements	5-40	6,672	5,781
Office furniture, fixtures and equipment	3-5	2,389	2,101
Transportation and equipment	3-5	793	827

Total property, plant and equipment		198,803	169,682
Less: accumulated depreciation		(133,003)	(125,537)

Property, plant and equipment, net (excluding construction in progress)		65,800	44,145
Construction in progress		—	9

Property, plant and equipment, net		$65,800	$44,154

Total depreciation expense for the year ended December 31, 2023 and 2022 was approximately $20.3 million and $19.7 million, respectively. The Company has not acquired any property, plant and equipment under capital leases.
Property, plant and equipment, net, were concentrated within the United States. As of December 31, 2023 and 2022, property, plant and equipment, net held within the United States was $63.0 million and $41.8 million, respectively, or 96% and 95% of total property, plant and equipment, net, respectively. As of December 31, 2023 and 2022, property, plant and equipment, net held outside of the United States, in Canada, was $2.8 million and $2.3 million, or 4% and 5% of total property, plant and equipment net for both periods.